1 Exhibit 10.6  GOHEALTH,  INC.  NON‐EMPLOYEE  DIRECTOR  COMPENSATION  POLICY    Non‐employee members of  the board of directors  (the “Board”) of GoHealth,  Inc.  (the  “Company”) shall be eligible to receive cash and equity compensation as set forth  in this Non‐  Employee  Director  Compensation  Policy  (this  “Policy”).  The  cash  and  equity  compensation  described in this Policy shall be paid or be made, as applicable, automatically and without further  action of the Board, to each member of the Board who is not an employee of the Company or any  parent or subsidiary of the Company (each, a “Non‐Employee Director”) who may be eligible to  receive such cash or equity compensation, unless such Non‐Employee Director declines the receipt  of such cash or equity compensation by written notice to the Company.    This Policy shall become effective after the effectiveness of the Company’s  initial public  offering (the “IPO”) and shall remain in effect until it is revised or rescinded by further action of  the Board. This Policy may be amended, modified or terminated by the Board at any time in its  sole discretion.  The  terms and conditions of  this Policy shall supersede any prior cash and/or  equity compensation arrangements for service as a member of the Board between the Company  and any of its Non‐Employee Directors and between any subsidiary of the Company and any of its  non‐employee directors.  Notwithstanding  the  foregoing, any member of  the Board who  is an  employee of Centerbridge Partners L.P. is not eligible for and shall not receive any compensation  under this Policy.    1. Cash Compensation.    (a) Annual  Retainers.  Each Non‐Employee Director  shall  receive  an  annual  retainer of $150,000 for service on the Board.    (b) Payment of Retainers.  The annual retainers described in Section 1(a) shall  be earned on a quarterly basis based on a calendar quarter and shall be paid by the Company in  arrears not later than the fifteenth day following the end of each calendar quarter.  In the event  a  Non‐Employee Director does  not  serve  as  a Non‐Employee Director  for  an  entire  calendar  quarter, such Non‐Employee Director shall receive a prorated portion of the retainer otherwise  payable to such Non‐Employee Director for such calendar quarter pursuant to Section 1(a), with  such prorated portion determined by multiplying such otherwise payable retainer by a fraction,  the numerator of which is the number of days during which the Non‐Employee Director serves as  a Non‐Employee Director during the applicable calendar quarter and the denominator of which is  the number of days in the applicable calendar quarter.    2. Equity Compensation. Non‐Employee Directors shall be granted the equity awards  described below.  The awards described below shall be granted under and shall be subject to the  terms  and  provisions  of  the  Company’s  2020  Incentive  Award  Plan  or  any  other  applicable  Company equity incentive plan then‐maintained by the Company (such plan, as may be amended  from time to time, the “Equity Plan”) and shall be granted subject to the execution and delivery  of award agreements,  including attached exhibits,  in  substantially  the  forms approved by  the

2 Board. All applicable terms of the Equity Plan apply to this Policy as if fully set forth herein, and all  equity grants hereunder are subject in all respects to the terms of the Equity Plan.  (a) IPO Awards.  Each Non‐Employee Director who (i) serves on the Board as of  the  date  the  IPO  price  of  the  shares  of  the  Company’s  common  stock  (the  “IPO  Price”)  is  established  in connection with the Company’s IPO (the “Pricing Date”) and (ii) will continue to  serve as a Non‐Employee Director immediately following the Pricing Date shall be automatically  granted, on the Pricing Date, an award of restricted stock units that have an aggregate fair value  on  the  date  of  grant  of  $150,000  for  each  Non‐Employee  Director  who  does  not  serve  as  Chairperson or Co‐Chairperson of  the Board or of any committee of  the Board or as  the Lead  Director  of  the  Board  (a  “Non‐Chairperson Director”)  and  $250,000  for  each Non‐Employee  Director who serves as the Chairperson or Co‐Chairperson of the Board or of any committee of  the  Board  or  as  the  Lead Director  of  the  Board  (in  each  case,  a  “Chairperson Director”)  (as  determined in accordance with FASB Accounting Codification Topic 718 (“ASC 718”) and subject  to adjustment as provided in the Equity Plan in each case).  The awards described in this Section  2(a) shall be referred to herein as the “IPO Awards”).    (b) Annual Awards. Each Non‐Employee Director who (i) serves on the Board as  of the date of any annual meeting of the Company’s stockholders (an “Annual Meeting”) after the  Pricing Date and (ii) will continue to serve as a Non‐Employee Director immediately following such  Annual Meeting shall be automatically granted, on the date of such Annual Meeting, an award of  restricted stock units that have an aggregate fair value on the date of grant of $150,000 for Non‐  Chairperson Directors and $250,000 for Chairperson Directors (as determined in accordance with  ASC 718 and subject to adjustment as provided in the Equity Plan).  The awards described in this  Section 2(b) shall be referred to as the “Annual Awards.”  For the avoidance of doubt, a Non‐ Employee Director elected for the first time to the Board at an Annual Meeting shall receive only  an Annual Award in connection with such election, and shall not receive any Initial Award on the  date of such Annual Meeting as well.    (c) Initial Awards.  Except as otherwise determined by the Board, each Non‐  Employee Director who is initially elected or appointed to the Board after the Pricing Date on any  date other than the date of an Annual Meeting shall be automatically granted, on the date of such  Non‐Employee Director’s  initial election or appointment  (such Non‐Employee Director’s “Start  Date”), an award of restricted stock units that have an aggregate fair value on such Non‐Employee  Director’s  Start Date  equal  to  the product of  (i)  $150,000  for Non‐Chairperson Directors  and  $250,000 for Chairperson Directors  (as determined  in accordance with ASC 718) and (ii) a fraction, the  numerator of which  is (x) 365 minus (y) the number of days  in the period beginning on the date of the  Annual Meeting  immediately preceding such Non‐Employee Director’s Start Date (or,  if no such Annual  Meeting  has  occurred,  the  effective  date  of  the  Company’s  IPO)  and  ending  on  such Non‐Employee  Director’s Start Date and the denominator of which is 365 (with the number of shares of common stock  underlying each such award subject to adjustment as provided in the Equity Plan).  The awards described  in this Section 2(c) shall be referred to as “Initial Awards.”  For the avoidance of doubt, no Non‐Employee  Director shall be granted more than one Initial Award.    (d) Termination of Employment of Employee Directors. Members of the Board  who are employees of the Company or any parent or subsidiary of the Company who subsequently  terminate their employment with the Company and any parent or subsidiary of the Company and

3 remain on the Board will not receive an Initial Award pursuant to Section 2(c) above, but to the  extent  that  they  are  otherwise  eligible,  will  be  eligible  to  receive,  after  termination  from  employment with the Company and any parent or subsidiary of the Company, Annual Awards as  described in Section 2(b) above.    (e) Vesting of Awards Granted to Non‐Employee Directors.  Each  IPO Award  shall  vest  and  become  exercisable  in  four  equal  installments  on  the  first  four  quarterly  anniversaries of the date of grant, subject to the Non‐Employee Director continuing in service on  the Board through the applicable vesting date, and each Annual Award and Initial Award shall vest  and become exercisable in four equal installments on the first four quarterly anniversaries of the  date of grant, subject to the Non‐Employee Director continuing in service on the Board through the  applicable  vesting date; provided, however,  that, notwithstanding  the  foregoing, each Annual  Award and Initial Award shall vest and become exercisable in its entirety on the day immediately  preceding the date of the first Annual Meeting following the date of grant, subject to the Non‐  Employee Director continuing in service on the Board through such date.  No portion of an IPO  Award, Annual Award or  Initial Award that  is unvested or unexercisable at the time of a Non‐  Employee Director’s  termination of service on  the Board shall become vested and exercisable  thereafter.  All of a Non‐Employee Director’s IPO Awards, Annual Awards and Initial Awards shall  vest in full immediately prior to the occurrence of a Change in Control (as defined in the Equity  Plan), to the extent outstanding at such time.    3. Expenses    The Company will reimburse each Non‐Employee Director for ordinary, necessary  and reasonable out‐of‐pocket travel expenses to cover in‐person attendance at and participation  in Board meetings and meetings of any committee of the Board; provided, that the Non‐Employee  Director timely submit to the Company appropriate documentation substantiating such expenses  in accordance with the Company’s travel and expense policy applicable to directors, as in effect  from  time  to  time. To  the extent  that any  taxable  reimbursements are provided  to any Non‐  Employee Director, they will be provided in accordance with Section 409A of the Internal Revenue  Code of 1986, as amended, including, but not limited to, the following provisions: (i) the amount  of any such expenses eligible for reimbursement during such  individual’s taxable year may not  affect the expenses eligible for reimbursement in any other taxable year; (ii) the reimbursement  of an eligible expense must be made no later than the last day of such individual’s taxable year  that immediately follows the taxable year in which the expense was incurred; and (iii) the right to  any reimbursement may not be subject to liquidation or exchange for another benefit.  * * * * * Updated September 2021